UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2009
NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597

(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

100 Glenborough, Suite 100
Houston, Texas	77067

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On February 27, 2009, Noble Energy, Inc. (the “Company”) completed an underwritten public offering of $1,000,000,000 aggregate principal amount of 8.25% senior notes due March 1, 2019 (the “Notes”). The Notes are governed by the terms of an Indenture, dated as of February 27, 2009, between the Company and Wells Fargo Bank, National Association as trustee (the “Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 27, 2009. The Notes are unsecured obligations of the Company. Substantially all of the net proceeds from the offering will be used to repay outstanding indebtedness under the Company’s revolving credit facility maturing 2012. The Notes have been registered under the Securities Act of 1933 (the “Act”) pursuant to a Registration Statement on Form S-3ASR (Reg. No. 333-157406) previously filed with the Securities and Exchange Commission (the “SEC”) by the Company under the Act. The terms of the Notes are further described in the Company’s prospectus supplement dated February 25, 2009, as filed with the SEC under Rule 424(b)(5) of the Act on that date, which description is incorporated herein by reference.
     In connection with the issuance and sale of the Notes, the Company entered into an Underwriting Agreement, dated as of February 24, 2009, with Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Barclays Capital Inc., Greenwich Capital Markets, Inc. and UBS Securities LLC, as representatives of the several underwriters named therein.
     A copy of the Underwriting Agreement, the Indenture and the First Supplemental Indenture have been filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this report and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this report on Form 8-K:
1.1	Underwriting Agreement, dated as of February 24, 2009, among Noble Energy, Inc. and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Barclays Capital Inc., Greenwich Capital Markets, Inc. and UBS Securities LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as of February 27, 2009 between Noble Energy, Inc. and Wells Fargo Bank, National Association, as Trustee, relating to senior debt securities of Noble Energy, Inc.

4.2	First Supplemental Indenture dated as of February 27, 2009, to Indenture dated as of February 27, 2009 between Noble Energy, Inc. and Wells Fargo Bank, National Association, as Trustee, relating to senior debt securities of Noble Energy, Inc. (including the form of 2019 Notes).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: February 27, 2009	By:	/s/ Arnold J. Johnson
Arnold J. Johnson
Senior Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 24, 2009, among Noble Energy, Inc. and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Barclays Capital Inc., Greenwich Capital Markets, Inc. and UBS Securities LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as of February 27, 2009 between Noble Energy, Inc. and Wells Fargo Bank, National Association, as Trustee, relating to senior debt securities of Noble Energy, Inc.

4.2	First Supplemental Indenture dated as of February 27, 2009, to Indenture dated as of February 27, 2009 between Noble Energy, Inc. and Wells Fargo Bank, National Association, as Trustee, relating to senior debt securities of Noble Energy, Inc. (including the form of 2019 Notes).